Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of Movie Gallery, Inc. (the “Company”) on Form 10-K for the period ending January 4, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Steven Roy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2004

/s/ J. Steven Roy
Name: J. Steven Roy
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Movie Gallery, Inc. and will be retained by Movie Gallery, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.